                                                                  EXHIBIT 10.3.2

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(3),
                                                       200.80(b)(4) AND 230.406)

                               AMENDMENT NUMBER 1

                  ORBCOMM CONCEPT DEMONSTRATION SATELLITE BUS,
                      INTEGRATION TEST AND LAUNCH SERVICES
           PROCUREMENT AGREEMENT B10LG 1197 DATED AS OF MARCH 10, 2005
                          (THE "PROCUREMENT AGREEMENT")

This Amendment to the Procurement Agreement (this "Amendment") is made and entered into as of the 5th day of June, 2006 (the "Effective Date"), between ORBCOMM Inc, a Delaware corporation ("ORBCOMM") with an office located at 21700 Atlantic Boulevard, Dulles, VA 20166 and OHB System, AG, a German corporation ("OHB") with its principal place of business located at Universitatsallee 27-29, 28359 Bremen, Germany. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Procurement Agreement. References herein to the Procurement Agreement and this Amendment shall be deemed to include all Exhibits thereto provided that each of Exhibits A (Specifications), B (Statement of Work or SOW), C (Key Personnel) and E (Milestone Payments and T&M Billing Rates) are, for purposes hereof, replaced in their entirety by Exhibits A-1, B-1, C-1 and E-1 (E-2 and E-3) hereto and references herein and in the Procurement Agreement to these Exhibits shall be deemed to refer to such revised Exhibits.

WITNESSETH:

WHEREAS, ORBCOMM wishes to procure from OHB, and OHB wishes to supply to ORBCOMM, satellite buses, launches, and associated integrated and test services as set forth herein.

WHEREAS, ORBCOMM and OHB have agreed to amend certain particulars of the Procurement Agreement as shall apply to this additional procurement.

NOW, THEREFORE, in consideration of the foregoing and for other valuable considerations the receipt and adequacy of which each party hereby acknowledges, the parties hereby agree as follows:

                                                                  [ORBCOMM LOGO]


1. Additional Satellite Buses and Launches. OHB shall design, develop and manufacture six (6) satellite buses (each of which shall include a launch vehicle adapter), integrate said satellite buses with payloads to be provided by or on behalf of ORBCOMM to create six (6) satellites (the "Additional Satellites;" as used herein, "Additional Satellite" refers to each satellite bus to be supplied by OHB and, once integrated with each satellite payload to be provided by or on behalf of ORBCOMM, to each such integrated satellite), test, deliver, launch, and perform in-orbit tests for the Additional Satellites in accordance with the Statement of Work and Specifications attached hereto (collectively, the "Work").

2. Schedule. The Work shall be performed in accordance with the schedule shown in Section 2.1.1 of the SOW. Time is of the essence. OHB represents and warrants to ORBCOMM that both as to its efforts and those of its subcontractors, including for the launch of the Additional Satellites that the Work will not be delayed to give priority to any other program. OHB shall notify ORBCOMM of any actual or threatened delay in schedule and shall use best efforts to avoid or minimize any and all such delays, including delays due to "Force Majeure," as defined herein.

3. Price. The firm fixed price for the Work shall total Twenty Million U.S. Dollars (U.S.$20,000,000) (the "Price"), which ORBCOMM shall pay OHB, in accordance with the milestones for payment ("Milestones") set forth in Exhibit E-1 of this Amendment; provided that achievement and payment for successful completion of Milestones shall be determined as set forth in Section 5.2 of the Procurement Agreement. Invoicing shall be completed as set forth in Section 5.1 of the Procurement Agreement, provided that payments shall be due net 30 days after the date the invoice is sent to ORBCOMM. OHB acknowledges and agrees that it shall provide all associated deliverables, documentation, and services, as specified in the Procurement Agreement, this Amendment, and the SOW without additional charge, except if and to the extent that a particular task is expressly stated as being subject to additional payment for time and material expenses.

4. Price Adjustments. Without prejudice to any other applicable rights and remedies under the Procurement Agreement, the following price adjustments shall apply to the Work:

      (i) Late Delivery. Any delay (except if excused by Force Majeure and then only to the extent thereof) by OHB in making one or more Additional Satellites
(i) ready for Payload Module Integration (Milestones 6 through 9) or (ii) launched per Milestone 11, in each case by more than forty-five (45) days and in accordance with the requirements of this Amendment, shall require OHB to pay ORBCOMM liquidated damages for delay of [***]% of the price (U.S.$[***]) per day (after day forty-five (45) of delay) per Additional Satellite that is delayed up to a total amount not to exceed [***]% of the Price (U.S.$[***]) for initial order of six (6) satellite buses. To the extent that there is delay both in making the same Additional Satellite ready for Payload Module Integration and


                                                             B15TD1410 - REV New

                                                                  [ORBCOMM LOGO]


in its launch, OHB's liability for damages for delay shall be determined by the length of the longer of the two delays, but shall not be additive. By way of example, if, for the same Additional Satellite, OHB is sixty (60) days late in the Payload Module Integration Milestone and seventy-five (75) days late in its launch, the total delay damages for the Additional Satellite would be based upon a seventy-five (75) day delay (or thirty (30) days worth of delay damages).

      (ii) On Time Delivery. If one or more of the Milestones set forth in items 4 through 11 of Exhibit E-1 are achieved in accordance with the requirements of this Amendment on or before the dates specified in Exhibit E-1, ORBCOMM shall pay OHB the corresponding on-time delivery incentive payment for such Milestone achievement as set forth in Exhibit E-1 which, in the aggregate, shall not exceed One Million U.S. Dollars ($1,000,000) if all such Milestones are so achieved by such dates in accordance with the requirements of this Amendment. If Milestones 10 and 11 of Exhibit E-1 are both achieved in accordance with the requirements of this Amendment on or before the dates specified in Exhibit E-1, ORBCOMM shall pay OHB, with respect to any previously missed and unpaid incentive payments, [***] percent ([***]%) of the corresponding on-time delivery incentive payment for any such missed and unpaid incentive payments.

      (iii) Effect of Force Majeure. If and to the extent that a delay in delivery is excused by Force Majeure then OHB shall not be responsible for late charges under clause 4(i) above or clause 5 (iii) below for the period of such Force Majeure delay. The time required for delivery in order for OHB to achieve on-time incentives under clause 4(ii) above shall also be extended by Force Majeure delays.

      (iv) Time and Material Charges. All time and material charges, if applicable, shall be calculated in accordance with Exhibit E-1 hereto. Where insofar in this regard it becomes necessary to calculate "costs," costs shall be limited to reasonable, third party out-of-pocket, and documented costs actually incurred, and only insofar as the costs exceed the cost that would have had to been incurred by OHB in any event without additional charge.

      (v) Changes. If an adjustment to the Price (or to the price of any Optional Satellite) is required under Section 8.2 of the Procurement Agreement, the Price (or to the price of any Optional Satellite) shall be adjusted up or down, to reflect on a time and materials basis: (i) the additional (or reduced) labor required, at hourly labor rate set forth in Exhibit E-1, and (ii) OHB's reasonable, third party out-of-pocket material costs or cost savings, plus fifteen percent (on material costs only). ORBCOMM shall have audit rights to confirm the validity of any such time and materials charges.


                                                             B15TD1410 - REV New

                                                                  [ORBCOMM LOGO]


5. Optional Satellites.

      (i) Option. ORBCOMM shall have the option, exercisable at any time on or before June 5, 2007, to purchase from OHB up to two (2) additional satellite buses (each including a launch vehicle adapter), which purchase shall include integration with payloads to be provided by or on behalf of ORBCOMM to create up to two additional satellites (the "Optional Satellites"; as used herein, "Optional Satellite" refers to each optional satellite bus to be supplied by OHB and, once integrated with each satellite payload to be provided by or on behalf of ORBCOMM, to each such integrated satellite), testing, delivery and performing in-orbit testing for the Optional Satellites, in accordance with the requirements of this Amendment. This option may be exercised by ORBCOMM in whole or in part in its sole discretion.

      (ii) Price. The firm fixed price for each Optional Satellite shall be Two Million One Hundred Thousand U.S. dollars ($2,100,000), which ORBCOMM shall pay OHB, in accordance with the milestones for payment ("Optional Satellite Milestones") set forth in Exhibit E-2 of this Amendment; provided that achievement and payment for successful completion of Optional Satellite Milestones shall be determined as set forth in Section 5.2 of the Procurement Agreement.

      (iii) Schedule and Late Delivery. Delivery to the launch supplier of each Optional Satellite shall occur within the later of (i) twelve (12) months of option exercise and (ii) two and one-half (2.5) months of delivery of the payload to be integrated with the Optional Satellite. Any delay (except if excused by Force Majeure and then only to the extent thereof) by OHB in making one or more Optional Satellites (i) ready for Payload Module Integration (Optional Satellite Milestone 2) or (ii) ready for pre-ship review per Optional Satellite Milestone 3, in each case by more than forty-five (45) days and in accordance with the requirements of this Amendment, shall require OHB to pay ORBCOMM liquidated damages for delay of [***] U.S. Dollars (U.S.$[***]) per day (after day forty-five (45) of delay) per Optional Satellite that is delayed up to a total amount not to exceed [***] U.S. Dollars (U.S.$[***]) for each Optional Satellite.

      (iv) Launch Services. For the avoidance of doubt, the price for the Optional Satellites set forth in clause 5(ii) above does not include launch services, provided that ORBCOMM shall have the right by written notice to OHB to require OHB to provide launch services for the Optional Satellites in accordance with this Amendment in lieu of providing launch services for such number of Additional Satellites equal to the number of Optional Satellites ordered. For example, ORBCOMM may require OHB to deliver the first two Additional Satellites to another launch provider and to launch the remaining four Additional Satellites plus two Optional Satellites itself.

(v) Definitions. Except as specified above in this Section 5, all references herein to "Additional Satellites" shall be deemed to include the Optional Satellites and all references to "Work" shall be deemed to include all work associated with the Optional Satellites to the extent this option is exercised by ORBCOMM.


                                                             B15TD1410 - REV New

                                                                  [ORBCOMM LOGO]


6. Additional Work. The parties shall negotiate in good faith to enter into a purchase order by August 31, 2006 for the purchase by ORBCOMM from OHB, and the provision by OHB to ORBCOMM of services associated with the development, demonstration and/or launch of ORBCOMM's next generation satellites, which services will include those services specified in Exhibit E-3 and be specified in a statement of work to be completed contemporaneously with entering into such purchase order. Such work to be performed shall be of sufficient scope and magnitude for a value and price of up to One Million Three Hundred and Fifty Thousand U.S. Dollars (U.S.$1,350,000) and shall be of a nature that is eligible to be capitalized by ORBCOMM under accounting principles generally accepted in the United States of America.

7. Taxes. With the exception of any U.S. sales taxes, the Price (and the price of any exercised options for Optional Satellites set forth in clause 5(ii) above) and all time and material charges, if applicable, set forth in Exhibit E-1 shall include any and all taxes, levies, or fees, including any import duties, all of which shall be OHB's responsibility timely to pay and indemnify ORBCOMM against any failure timely to pay. OHB shall make reasonable changes in the Procurement Agreement, as ORBCOMM may request in writing, in order to improve the tax efficiencies of this Amendment, provided that any such changes shall be economically neutral to OHB.

8. Regulatory and Export Matters. ORBCOMM shall be responsible for obtaining all necessary U.S. export licenses; provided that OHB shall, without additional charge, provide reasonable assistance to ORBCOMM in this regard, as ORBCOMM may request. OHB shall be responsible, at its own expense, for timely securing any and all other licenses necessary to perform the Work, including with respect to import and export.

9. Delivery, Title. Delivery of all deliverables made pursuant to this Amendment shall occur at the locations specified in the Statement of Work with all cost of transportation and risk of loss with respect thereto borne by OHB until delivery at such location. Free and clear title to, beneficial ownership of, and right to possession to, all such deliverables shall pass from OHB to ORBCOMM at the time of such delivery. For the avoidance of doubt, free and clear title to, beneficial ownership of, and right to possession to, each Additional Satellite and any Optional Satellite shall pass from OHB to ORBCOMM in accordance with the terms of Section 7 of the Procurement Agreement.

10. Insurance. OHB shall insure and bear the cost of insurance of all the Additional Satellites and all components thereof, including (from the point of delivery to OHB, each payload for integration with the bus) until intentional ignition of the launch vehicle, including while such items are in transit to the launch site. OHB shall, without additional charge, provide reasonable assistance to ORBCOMM in making insurance presentations and filing for claims for launch and in-orbit insurance. If requested by


                                                             B15TD1410 - REV New

                                                                  [ORBCOMM LOGO]


ORBCOMM, OHB shall use commercially reasonable efforts to procure launch and in-orbit insurance with ORBCOMM as the named insured and loss payee thereunder. OHB shall bear the costs of such efforts, but ORBCOMM shall be responsible for payment of all applicable insurance premiums and third party brokerage commissions that it has approved in writing with respect to such launch and in-orbit insurance.

11. Access. ORBCOMM (and its contractors and consultants) shall have the right to inspect Work in progress, to be present at all testing, and shall be provided all test reports, reasonably in advance of requested acceptance. ORBCOMM's rights shall include the right to inspect the Work of major subcontractors for the program at their facilities.

12. Corrections, Anomalies. OHB shall be responsible, at its own expense, for correcting any defects in workmanship or materials or noncompliance with the SOW or Specifications until the Additional Satellites are launched. Post-launch, OHB shall, at its own expense, use reasonable efforts to investigate and develop work-around solutions with respect to any anomalies in the bus or its integration to the payload that are discovered. In addition, the third sentence of Section 6.2(c) of the Procurement Agreement is hereby amended to be consistent with the last sentence of Section 6.3(a), i.e., the decision as to how corrections are made shall be mutually agreed by ORBCOMM and OHB.

13. Termination Rights. At any time prior to launch, ORBCOMM shall have the right to terminate this Amendment for OHB's default which shall include: (i) any delay in meeting the Milestones or the Optional Satellite Milestones, if applicable, of more than sixty (60) days (or more than one hundred and twenty
(120) days if excused by Force Majeure); (ii) any other failure to comply with a material obligation under the Procurement Agreement, as amended hereby, that is not cured within forty-five (45) days from the date of OHB's receipt of written notice thereof from ORBCOMM; (iii) any material failure of performance (of contractual obligations or material product) provided by OHB under the Procurement Agreement (as related to prior work contracted thereunder), if related to OHB's performance hereunder or involving similar products or services, if such failure occurs (or continues) after the parties' entry into this Amendment and is not cured within forty-five (45) days from the date of OHB's receipt of written notice thereof from ORBCOMM; (iv) any bankruptcy or insolvency event (to be further defined) involving OHB; and/or (v) any other event of default as set forth in the Procurement Agreement. In any such event, ORBCOMM shall be entitled to take possession of and be granted title to all Work in progress, which shall include all necessary licenses on a royalty free basis to the intellectual property embodied therein, and all drawings and technical data necessary to make use of such items, and OHB shall pay ORBCOMM's reasonable out-of-pocket costs to complete the Work.

      ORBCOMM shall also have the right to terminate for convenience this Amendment (or any exercised options for Optional Satellites) upon payment to OHB of


                                                             B15TD1410 - REV New

                                                                  [ORBCOMM LOGO]


OHB's costs of performance of this Amendment (except to the extent that such costs can be mitigated by OHB, as set forth in Section 10.2(v) and (vi) of the Procurement Agreement), plus ten percent (10%), less all payments made under this Amendment (or for the terminated options for Optional Satellites). In such event, ORBCOMM shall be entitled to all Work in progress or the proceeds thereof, subject to reasonable efforts to mitigate by OHB, as referenced above.

14. Security Interest; Property Accounting; Source Code Escrow. As collateral for the timely performance by OHB of its work hereunder, OHB hereby grants to ORBCOMM a first priority security interest in the Work and Work in progress and any proceeds therefrom with respect to the Additional Satellites. ORBCOMM agrees to execute any release of such security interest when OHB has transferred to it title to the Additional Satellites and all deliverables associated therewith. OHB shall execute such documentation thereof as ORBCOMM may reasonably request. Supplies, prints, materials, components, subsystems, and systems as associated with such work shall be properly inventoried and identified as associated with such work in accordance with OHB's normal inventory control practice, documentation of which shall be subject to inspection by ORBCOMM, and shall not be redeployed to other programs without ORBCOMM's written consent.

      OHB shall, in addition, contemporaneously with its entry into this Amendment, execute (as the "Depositor") and thereafter perform the obligations of a Depositor under the "Preferred Escrow Agreement" with Iron Mountain and ORBCOMM (as the "Preferred Beneficiary"), attached hereto as Exhibit F. ORBCOMM agrees that it shall pay Iron Mountain's fees under the Preferred Escrow Agreement. Subject to ORBCOMM's obligation to pay Iron Mountain's fees, OHB agrees that ORBCOMM shall have the right to adjust the level of work to be performed by Iron Mountain and/or terminate the Preferred Escrow Agreement in accordance with its terms and OHB shall execute and deliver such instructions to Iron Mountain as ORBCOMM may reasonably request to reflect ORBCOMM's decisions in this regard.

15. Limitations of Liability. Except in the case of willful misconduct, fraud, or gross negligence, each party's cumulative liability shall be limited to the Price (plus the price of any exercised options for Optional Satellites or additional work to be performed hereunder). Neither party shall be liable to the other for any incidental or consequential damages; provided that the foregoing shall not relieve OHB from its obligations of indemnity to ORBCOMM to the extent of ORBCOMM's liability for third party claims. Each party shall also retain the right to seek equitable relief to compel performance by the other party of its obligations under this Amendment.

16. Representations and Warranties. In addition to OHB's representations and warranties stated in Section 9.1 of the Procurement Agreement (which, without limitation, are hereby made by OHB as of the date hereof, with the same effect as if made on and as of such date, with respect to all matters related to this Amendment),


                                                             B15TD1410 - REV New

                                                                  [ORBCOMM LOGO]


OHB hereby represents and warrants to ORBCOMM that OHB has disclosed in writing to ORBCOMM any and all material anomalies that have occurred in the products to be employed in connection with OHB's obligations hereunder, except those as to which a root cause has been determined and resolved, including (without limitation), any and all launch failures.

17. Force Majeure. The first sentence of Section 12.2 of the Procurement Agreement is hereby replaced with the following: "Subject to the termination rights specified herein in the event of Force Majeure, neither party shall be responsible for failure or delay in performance or delivery if such failure or delay is the result of Acts of God, terrorism, riot, or other hostilities, act of public enemy, embargo, government act (in its sovereign capacity and other than in connection with each party's responsibilities under Section 8 hereof), fire, war, or other cause of similar nature if and to the extent beyond the control of such party (herein a "Force Majeure"); provided that: (i) such event could not have been avoided by the exercise by such party of reasonable diligence; (ii) such party uses its best efforts, including through the use of work-around solutions, to keep any force majeure delay to a minimum; and (iii) the party subject to the force majeure gives immediate notice of such occurrence to the other party."

18. Governing Law and Dispute Resolution. Section 12.4 of the Procurement Agreement is hereby replaced with the following: "All disputes shall be governed under the laws of the State of New York, USA without giving effect to the provisions, policies or principles thereof relating to choice or conflicts of law. Each party shall have a duty of legal compliance, including (without limitation) as to all U.S. laws regarding export and re-export."

19. Specifications. Revised Specifications ("Specifications") with respect to the Additional Satellites and all associates deliverables, documentation and services are attached hereto as Exhibit A-1.

20. Statement of Work. A revised Statement of Work ("SOW") with respect to the Additional Satellites and all associated deliverables, documentation and services is attached hereto as Exhibit B-1.

21. Key Personnel. Exhibit C to the Procurement Agreement is hereby updated as it relates to the work to be performed for the Additional Satellites by Exhibit C-1 hereto.

22. Binding Effect; Assignment. The second sentence of Section 12.5 of the Procurement Agreement is replaced with the following: "Neither party to this Agreement nor any interest or obligations hereunder shall be assigned or transferred (by operation of law or otherwise) to any person without the prior written consent of the other party, provided that any party may assign this Agreement and its interest and obligations hereunder to any wholly owned subsidiary of such party, provided further that any such assignment shall not release the assigning party of its obligations hereunder."


                                                             B15TD1410 - REV New

                                                                  [ORBCOMM LOGO]


23. Rights and Obligations under Procurement Agreement. Except insofar as the terms and conditions of the Procurement Agreement, including all associated exhibits, may be expressly in conflict with the terms and conditions of this Amendment, the terms and conditions of such Procurement Agreement (also sometimes internally referenced therein) shall remain in full force and effect and apply, in context, to the parties' rights and obligations vis-a-vis the Additional Satellites. In this regard, to the extent that this Amendment may grant ORBCOMM certain rights or remedies as to a subject matter also addressed in the Procurement Agreement such rights and remedies shall be read as supplemental to, and not as replacement of such rights and remedies as may be already available under the Procurement Agreement. In the event of any inconsistency or contradiction between the terms of this Amendment and the Procurement Agreement, the provisions of this Amendment shall prevail and control. On and after the date hereof each reference in the Procurement Agreement to (a) "this Agreement", "this order", "this contract", "herein", or words of like import shall mean and be a reference to the Procurement Agreement as amended hereby; (b) "Milestone(s)" shall mean the "Milestone(s)" shown in Exhibit E-1 and "Optional Satellite Milestone(s) shown in Exhibit E-2; (c) "Work" shall include the Work to be performed under this Amendment and the words "satellite bus(ses)", "launch services", "satellite" and "spacecraft" shall be read to have the same meaning.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

      OHB SYSTEM, AG


      By: /s/ Marco Fuchs
          ------------------------------------
          Name: Marco R. Fuchs
          Title: Vorstand

      ORBCOMM Inc.


      By: /s/ J. Eisenberg
          ------------------------------------
          Name: Jerome B. Eisenberg
          Title: Chief Executive Officer


                                                             B15TD1410 - REV New

                                                                     Exhibit A-1


                                                                  [ORBCOMM LOGO]


                                  QUICK LAUNCH
                        SPACECRAFT BUSES, INTEGRATION AND
                           TEST, AND LAUNCH SERVICES
                                  SPECIFICATION

                                  QUICK LAUNCH

                                   ORBCOMM LLC
                            21700 Atlantic Boulevard
                         Dulles, Virginia 20166, U.S.A.

                                                   Signature          Date
                                                   ---------          ----
Prepared By: Gene Fujii
             Manager Spacecraft
             Development

Approved By: Tony Robinson
             VP, Space Segment

Approved By: Tim Maclay
             VP, System Engineering

Approved By: John Stolte
             EVP, Technology & Operations

                            Issue Date: June 6, 2006

                            EXPORT CONTROL STATEMENT

The contents of this document, in whole or in part, shall not be exported from the United States, which export shall include, but not be limited to, transmittal to any non-U.S. citizen wherever said person is located, except in accordance with all United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations. Diversion, re-export or transshipment of the contents of this document, in whole or in part, contrary to U.S. law is also strictly prohibited.

                                      [***]

                                [55 pages omitted]

                                                                     Exhibit B-1


                                                                  [ORBCOMM LOGO]


                                  QUICK LAUNCH
                        SPACECRAFT BUSES, INTEGRATION AND
                           TEST, AND LAUNCH SERVICES

                                    STATEMENT
                                       OF
                                      WORK

                                   ORBCOMM LLC
                            21700 Atlantic Boulevard
                         Dulles, Virginia 20166, U.S.A.

                                                Signature            Date:
                                                ---------            -----
Prepared   Gene Fujii
By:        Manager Spacecraft Development

Approved   Tony Robinson
By:        VP Space Segment

Approved   Tim Maclay
By:        VP Systems Engineering

Approved   John Stolte
By:        EVP Technology and Operations

                            Issue Date: June 6, 2006


                                                             B15TD1410 - REV New

                            EXPORT CONTROL STATEMENT

The contents of this document, in whole or in part, shall not be exported from the United States, which export shall include, but not be limited to, transmittal to any non-U.S. citizen wherever said person is located, except in accordance with all United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations. Diversion, re-export or transshipment of the contents of this document, in whole or in part, contrary to U.S. law is also strictly prohibited.

                                      [***]

                                [42 pages omitted]

                                   EXHIBIT C-1
                                  KEY PERSONNEL

-     Indulis Kalnins

-     Frank Engelhardt

-     Andreas Hein

-     Uli Reinhardt

-     Hermann Meyer

-     Hartmut Claus

-     Frank Bodendieck

-     Frank Hubner

-     Falko Richter

                                   Exhibit E-1
                    Milestone Payments and T&M Billing Rates

The following Milestone payments associated with the Quick Launch Bus and Launch Services pursuant the Amendment will be made after successful completion of the following Milestones:


                                      Scheduled
               Milestone              Comple-      % of
Milestone      Completion              tion         Contract  Payment        % of      On Time
Payment#       Event         Month     Date         Price     Amount         $1M       Incentive
-------------------------------------------------------------------------------------------------
                                             [***]


-------------------------------------------------------------------------------------------------
                [***]                               100.00%   $20,000,000    100.0%    $1,000,000
                                                    -------------------------------------------

[***]

Total Price                                       $20,000,000

Additional technical support (i.e., for work that is outside of the scope of work that OHB is obligated to provide under the Procurement Agreement, the Amendment and the SOW without being expressly stated as being subject to additional charge), will be billed at $[***] per hour if requested in writing by ORBCOMM and shall be provided by OHB on a time and materials basis.

Material, travel, and other third party out of pocket direct costs, with respect to such additional technical support will be paid at the actual cost incurred plus [***] percent ([***]%).

                                   Exhibit E-2
          Optional Satellite Milestone Payments and T&M Billing Rates

      The following Optional Satellite Milestone payments associated with the Quick Launch Bus and Launch Services pursuant to the Amendment will be made after successful completion of the following Optional Satellite
      Milestones:

                                                      Scheduled
                                                     Completion              Payment Amount
 Milestone       Optional Satellite Milestone        date from     % Of       (per optional
 Payment #            Completion Event                date of     Contract      Satellite
                                                       Option       Price       exercised)
                                                      Exercise
-------------------------------------------------------------------------------------------
                                       [***]

-------------------------------------------------------------------------------------------
                                                           *        100.00%      $2,100,000

      * Or [***] months following payload delivery to OHB, if later.


      Total Option Price per Optional Satellite                   $2,100,000

      Additional technical support (i.e., for work that is outside of the scope of work that OHB is obligated to provide under the Procurement Agreement, the Amendment and the SOW without being expressly stated as being subject to additional charge), will be billed at $[***] per hour if requested in writing by ORBCOMM and shall be provided by OHB on a time and materials basis.


      Material, travel, and other third party out of pocket direct costs, with respect to such additional technical support will be paid at the actual cost incurred plus [***] percent ([***]%).

                                   Exhibit E-3

                                 Additional Work

The following services associated with the development and demonstration of ORBCOMM's Next Generation shall be provided by OHB.

      -     Next Generation Proposal and Development activities to include:

1.    Integration and Test Automation approaches.
2. Satellite replenishment strategy - method of replenishing multiple planes with one launch.
3.    Satellite configuration study using Avtec payload and Starsys antenna.
4. Adapter and Separation System for Falcon - design and documentation package.
5. Prepare a design for a Demonstration Mission for the Next Generation payload - as a pathfinder mission prior to production of the Next Generation satellites (i.e similar to Coast Guard Demonstration Mission).
6. Feasibility and implementation study for a camera to monitor deployment of Quick launch satellites for better understanding of tip off rates and deployments (investigate mounting camera to the Upper Stage).